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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 7, 2005 (MARCH 1, 2005)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                       333-100125             71-0897614
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1620
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On March 1, 2005, Behringer Harvard Short-Term Opportunity Fund I LP (the "Registrant") entered into a partnership agreement whereby Behringer Harvard Northwest Highway GP, LLC, a wholly-owned subsidiary of the Registrant (the "Northwest Highway Subsidiary"), became the general partner, the Registrant became the Class A Limited Partner (the "Class A Limited Partner") and unaffiliated third parties J.L. Armstrong Trust and the Paul and Wilma Nothern Family Trust became the Class B Limited Partners (collectively, the "Class B Limited Partners") of Behringer Harvard Northwest Highway LP (the "Northwest Highway Partnership"). The Registrant and the Northwest Highway Subsidiary obtained a combined ownership interest of 80%. The 20% remaining ownership interest is held by the Class B Limited Partners. The Northwest Highway Subsidiary, acting alone, is authorized to make all decisions and to act on behalf of the Northwest Highway Partnership and is solely responsible for the operation and management of the business of the Northwest Highway Partnership. Concurrent with entering into such partnership agreement, the Northwest Highway Partnership entered into an assignment of a contract to acquire 4.97 acres of land in Dallas, Texas, located on the south side of Northwest Highway and east of Midway Road (the "Northwest Highway Property"). The contract was assigned to the Northwest Highway Partnership by MHC HomeAmerica, Inc., an unaffiliated third party (the "Assignor" and the "Developer"). The Assignor had previously contracted to purchase the Northwest Highway Property from Milli A. Brown and J.D. Whitworth (collectively, the "Sellers"), individuals who are not affiliated with the Northwest Highway Partnership, the Registrant, or its affiliates.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

        On March 3, 2005, the Registrant acquired an 80% interest in the Northwest Highway Property through the closing by the Northwest Highway Partnership on the purchase of such property. The site is planned for development into high-end residential lots for the future sale to luxury home builders. The Northwest Highway Property currently has no operations and no operations are planned by the Northwest Highway Partnership. The total contract purchase price for the Northwest Highway Property was $4,542,000, excluding closing costs. The purchase price for the transaction was determined through negotiations between the Sellers, the Assignor and Behringer Advisors II LP, the Registrant's general partner. The Registrant paid the entire cost of its 80% interest in the Northwest Highway Property through contribution of such funds in respect of its interests in the Northwest Highway Partnership from proceeds of the Registrant's offering of its limited partnership units to the public. At the closing, the two individuals who serve as trustee of the Class B Limited Partners received a brokerage commission in the amount of $242,000 from the Sellers pursuant to the purchase contract. It is anticipated that the Northwest Highway Partnership will obtain a construction loan to finance a portion of the costs of developing the residential subdivision.

        In evaluating the Northwest Highway Property as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, the Registrant's general partners considered a number of factors, including the location of the property and its proximity to the amenities high-end home owners would expect, the cost of anticipated capital expenditures, the viability of selling the residential lots and the projected sales price for the lots. The Registrant's general partners believe that the Northwest Highway Property is well located and will attract high-quality home builders.

        The Northwest Highway Partnership entered into a Development Management Agreement with the Developer to perform development services in respect of the property, pursuant to which the Developer will receive a development fee from the Northwest Highway Partnership of $66,000, payable in 12 monthly installments. The development services include all development and construction management services required to complete and make ready for construction a residential subdivision containing a minimum of 19 lots on the Northwest Highway Property.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of Businesses Acquired.

        The Northwest Highway Property currently has no operations and no operations are planned by the Northwest Highway Partnership. It is anticipated that the lots of land, once developed, will be sold to unaffiliated home builders for construction of high-end homes and sale of those homes to the public.

        (b)     Pro Forma Financial Information.

        See Paragraph (a) above.

        (c)     Exhibits.

        The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

        99.1 Agreement of Limited Partnership of Behringer Harvard Northwest Highway LP by and among Behringer Harvard Northwest Highway GP, LLC, Behringer Harvard Short-Term Opportunity Fund I LP, J.L. Armstrong Trust and Paul and Wilma Nothern Family Trust.

        99.2 Assignment of Contract of Sale by and between MHC HomeAmerica, Inc. and Behringer Harvard Northwest Highway LP regarding the Northwest Highway Property.

        99.3 Development Management Agreement by and between Behringer Harvard Northwest Highway LP and MHC HomeAmerica, Inc.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

                              By:    Behringer Harvard Advisors II LP
                                     Co-General Partner



Dated:  March 7, 2005         By:   /s/ Gary S. Bresky
                                    --------------------------------------------
                                    Gary S. Bresky
                                    Chief Financial Officer and Treasurer


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